UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     November 24, 2009 (November 19, 2009)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

Brown-Forman Corporation (the "Company") has been advised that Mrs. Ina Brown Bond ("Mrs. Bond") a Brown family member and former Company director, plans to direct the sale of up to 1,000,000 shares of the Company's non-voting Class B common stock during the remainder of this calendar year, depending on market and other conditions. Ms. Bond has told the Company that she and entities that she controls plan to sell the shares for tax planning purposes and general investment diversification.

Brown-Forman has been advised that up to 440,985 non-voting Class B common shares may be sold pursuant to a Rule 10b5-1 trading plan. Under the terms of the plan, shares may be sold so long as the gross sales price per share is not less than a specified amount. Sales may be executed during the period beginning November 24, 2009, and ending December 4, 2009, unless the plan is terminated before that date. Neither Mrs. Bond, nor any officer, employee or director of Brown-Forman will have any control over the timing of sales under the plan.

In addition to the shares covered by the plan, Mrs. Bond and entities that she controls may sell, in the aggregate, up to 560,015 non-voting Class B common shares during the remainder of calendar year 2009. There can be no assurance that any of the shares will be sold.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits
      99.1  Brown-Forman Corporation Press Release dated November 24, 2009

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:  November 24, 2009                   By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Associate
                                                 General Counsel, and Assistant
                                                 Corporate Secretary

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                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN FAMILY MEMBER TO SELL PORTION OF NONVOTING BROWN-FORMAN CLASS B SHARES

Louisville, KY, November 24, 2009 - Brown-Forman Corporation has been notified that Ina Brown Bond, a Brown family member and former Company director, plans to direct the sale of up to 1,000,000 shares of the Company's nonvoting Class B common stock during the remainder of this calendar year, depending on market and other conditions. Ms. Bond has told the Company that she and entities that she controls plan to sell the shares for tax planning purposes and general investment diversification.

Ms. Bond informed the Company that she remains as supportive as ever of the Company and management. The shares to be sold are nonvoting and represent less than 1% of the Company's total outstanding stock. The proposed sales would not affect the Company's status as a family-controlled company, as Brown family members would continue to own a substantial majority of the Company's voting stock.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia, Canadian Mist, Fetzer, Korbel, Gentleman Jack, el Jimador, Tequila Herradura, Sonoma-Cutrer, Chambord, Tuaca, Woodford Reserve, and Bonterra.

IMPORTANT INFORMATION ON FORWARD-LOOKING STATEMENTS:

This release contains statements, estimates, and projections that are "forward-looking statements" as defined under U.S. federal securities laws. Words such as "expect," "believe," "intend," "estimate," "will," "may," "anticipate," "project," and similar words identify forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and other factors include, but are not limited to:

 - deepening or expansion of the global economic downturn or turmoil in financial and equity markets (and related credit and capital market instability and illiquidity; decreased consumer and trade spending; higher unemployment; supplier, customer or consumer credit or other financial problems; inventory fluctuations at distributors, wholesalers, or retailers; bank failures or governmental nationalizations; etc.)
 - competitors' pricing actions (including price promotions, discounting, couponing or free goods), marketing, product introductions, or other competitive activities aimed at our brands
 - trade or consumer reaction to our product line extensions or new marketing initiatives
 - prolonged or deeper declines in consumer confidence or spending, whether related to global economic conditions, wars, natural disasters, pandemics (such as swine flu), terrorist attacks or other factors
 - changes in tax rates (including excise, sales, corporate, individual income, dividends, capital gains) or related reserves, changes in tax rules (e.g., LIFO, foreign income deferral, U.S. manufacturing deduction) or accounting standards, tariffs, or other restrictions affecting beverage alcohol, and the unpredictability and suddenness with which they can occur
 - trade or consumer resistance to price increases in our products
 - tighter governmental restrictions on our ability to produce and market our products, including advertising and promotion
 - business disruption, decline or costs related to reductions in workforce or other cost-cutting measures
 - lower returns on pension assets, higher interest rates on debt, or significant changes in recent inflation rates (whether up or down)
 - fluctuations in the U.S. dollar against foreign currencies, especially the euro, British pound, Australian dollar, or Polish zloty
 - continued reduction of bar, restaurant, hotel and other on-premise business; consumer shifts to discount stores to buy our products; consumer shifts away from premium-priced products; decreased travel; or other price-sensitive consumer behavior
 - changes in consumer preferences, societal attitudes or cultural trends that result in reduced consumption of our products
 - distribution arrangement decisions that affect the timing of our sales or limit our ability to market or sell our products
 - adverse impacts resulting from our acquisitions, dispositions, joint ventures, business partnerships, or portfolio strategies
 - lower profits, due to factors such as fewer used barrel sales, lower production volumes (either for our own brands or those of third parties), or cost increases in energy or raw materials, such as grapes, grain, agave, wood, glass, plastic, or closures
 - climatic changes, agricultural uncertainties, our suppliers' financial hardships or other factors that reduce the availability or quality of grapes, agave, grain, glass, closures, plastic, or wood
 - negative publicity related to our company, brands, personnel, operations, business performance or prospects
 - product counterfeiting, tampering, or contamination and resulting negative effects on our sales, brand equity, or corporate reputation
 - adverse developments stemming from state, federal or other governmental investigations of beverage alcohol industry business, trade, or marketing practices by us, our distributors, or retailers
 - impairment in the recorded value of inventory, fixed assets, goodwill or other intangibles